UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2003

INTERNAP NETWORK SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-27265 (Commission file number)	91-2145721 (I.R.S. Employer (Identification Number)

250 Williams Street, Atlanta, GA 30303

(Address of principal executive offices, including zip code)

(404) 302-9700

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)    Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press Release dated April 29, 2003

Item 9.    Regulation FD Disclosure (furnished pursuant to Item 12 “Results of Operations and Financial Condition”)

On April 29, 2003, Internap announced its financial results for the fiscal quarter ended March 31, 2003 and certain other information. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 29, 2003.

Internap Network Services Corporation (Registrant)

By:	/s/ WALTER G. DESOCIO
Walter G. DeSocio Vice President—Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 29, 2003